Exhibit 99.1

ICR XChange Conference January 10, 2017

FORWARD LOOKING STATEMENTS Forward-Looking Statements This presentation contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact included in this presentation are forward-looking statements. You can identify forward-looking statements by the fact that they generally include words such as "anticipate," "estimate," "expect," "project," "plan,“ "intend," "believe," “outlook” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events but not all forward-looking statements contain these identifying words. These forward-looking statements are based on assumptions that the Company’s management has made in light of their industry experience and on their perceptions of historical trends, current conditions, expected future developments and other factors they believe are appropriate under the circumstances. As you consider this presentation, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (some of which are beyond the Company’s control) and assumptions. These risks, uncertainties and assumptions include, but are not limited to, the following: decreases in consumer spending due to declines in consumer confidence, local economic conditions or changes in consumer preferences and the Company’s ability to effectively execute on its growth strategy; the failure to realize the anticipated synergies from the Sheplers acquisition and other risks of integration, to maintain and enhance its strong brand image; to compete effectively; to maintain good relationships with its key suppliers; and to improve and expand its exclusive product offerings. The Company discusses the foregoing risks and other risks in greater detail under the heading “Risk factors” in the periodic reports filed by the Company with the Securities and Exchange Commission. Although the Company believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect the Company’s actual financial results and cause them to differ materially from those anticipated in the forward-looking statements. Because of these factors, the Company cautions that you should not place undue reliance on any of these forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict those events or how they may affect the Company. Further, any forward-looking statement speaks only as of the date on which it is made. Except as required by law, the Company does not intend to update or revise the forward-looking statements in this presentation after the date of this presentation. Industry and Market Information Statements in this presentation concerning our industry and the markets in which we operate, including our general expectations and competitive position, business opportunity and market size, growth and share, are based on information from independent industry organizations and other third-party sources, data from our internal research and management estimates. Management estimates are derived from publicly available information and the information and data referred to above, and are based on assumptions and calculations made by us based upon our interpretation of such information and data. The information and data referred to above are imprecise and may prove to be inaccurate because the information cannot always be verified with complete certainty due to the limitations on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. As a result, please be aware that the data and statistical information in this presentation may differ from information provided by our competitors or from information found in current or future studies conducted by market research institutes, consultancy firms or independent sources. Non-GAAP Financial Measures The Company presents Adjusted EBITDA and Adjusted EBIT because they are important financial measures that its management, board of directors and lenders use to assess the Company’s operating performance. However, Adjusted EBITDA and Adjusted EBIT are non-GAAP financial measures and should not be considered in isolation or as an alternative to net income or any other measure of financial performance calculated and presented in accordance with GAAP. The Company defines Adjusted EBITDA as earnings before interest, income tax, depreciation and amortization, or EBITDA, adjusted to exclude non-cash stock-based compensation, the non-cash accrual for future award redemptions, recapitalization expenses, acquisition-related expenses, acquisition-related integration costs, amortization of inventory fair value adjustment, loss on disposal of assets and contract termination costs, secondary offering costs, and other due diligence expenses. Adjusted EBIT is defined as Adjusted EBITDA less depreciation and amortization. Since Adjusted EBITDA and Adjusted EBIT are non-GAAP financial measures, they are susceptible to varying calculations and the Company’s Adjusted EBITDA and Adjusted EBIT may not be comparable to similarly titled measures of other companies, including companies in its industry. See the Appendix to this presentation for a reconciliation of Adjusted EBITDA to Net Income.

APPENDIX STRATEGIC INITIATIVES CONTINUE OMNI-CHANNEL LEADERSHIP DRIVE SAME STORE SALES GROWTH BUILD OUT PRIVATE BRAND PORTFOLIO EXPAND OUR STORE BASE 1 2 3 4 OUR STORY AGENDA

An American lifestyle 1 Forbes.com, 2/27/12, “NASCAR’s back!”; 2 Mlive blog, 1/4/2014, “America’s Top 20 Best-Selling Vehicles of 2013”; 3 NPD Group, 2/28/13, “Country Music Rises to Become America’s Favorite Genre”; 4 Marketresearch.com, 6/27/2016, “U.S. Construction Growth to average 6.0% annually to 2020”; 5 Forbes.com, 8/30/2013, “America’s Fastest Growing Sport: Professional Bull Riding” #1 spectator sport1 Most popular music genre3 Highest selling vehicle2 Fast growing sport5 Growing construction industry4

A lifestyle brand for western and work wear

A lifestyle brand for western and work wear

Boot barn overview SALES composition1 Footwear 51% Hats, Accessories & Other 17% Apparel 32% 1Note: Fiscal year ended March 26, 2016, including the sales results of the Sheplers business for the 9 months subsequent to the acquisition. 2Note: Sales by channel data represents e-commerce sales as a percentage of total sales for the trailing twelve months ended December 24, 2016. Sales by End User1 Kids’ 5% Unisex 9% Sales by channel2 Men's 60% Women‘s 26% E - commerce 18% Stores 82%

everyday merchandise assortment RUGGED FOOTWEAR OUTERWEAR OVERALLS PANTS SHIRTS WORK Low fashion quotient minimizes markdown exposure BOOTS DENIM WESTERN SHIRTS COWBOY HATS BELTS / BELT BUCKLES WESTERN

COMPETITIVE LANDSCAPE: STORES August 2012 August 2013 August 2014 today +

COMPETITIVE LANDSCAPE: E-COMMERCE FY ‘15 FY ‘16 Visitors (Millions) Estimated Traffic based on Alexa data FY ‘17 + Growing online traffic while direct competitors decline +4% FY ‘15 FY ‘16 Visitors (Millions) Estimated Traffic based on Alexa data FY ‘17 + +4% FY ‘15 FY ‘16 Visitors (Millions) Estimated Traffic based on Alexa data FY ‘17 + +4% E-COMMERCE SITE TRAFFIC - 5 10 15 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3

History of growth Note: Fiscal year ends March. FY13 includes 29 stores acquired from RCC with 7 month net sales of $35.5 million. FY14 includes 30 stores acquired from Baskins with 10 month net sales of $63.4 million. Sheplers was acquired June 29, 2015, the beginning of Q2 FY16. ¹ The period from April 3, 2011 to December 11, 2011 is presented separately as the ‘‘Predecessor Period’’ and the period from December 12, 2011 to March 31, 2012 is presented separately as the ‘‘Successor Period’’ in the Company’s SEC filings. References to fiscal 2012 in this presentation represent the sum of the results of the Predecessor Period and Successor Period and do not reflect any pro forma or other adjustments. 2 Defined as Adjusted EBITDA less depreciation and amortization. Store Count Net sales ($MM) ADJUSTED EBIT ($MM)2 Adjusted EBITDA ($MM) 1 1 1 1 86 117 152 169 208 219 FY12 FY13 FY14 FY15 FY16 Q3 FY17 $169 $233 $346 $403 $569 $616 FY12 FY13 FY14 FY15 FY16 TTM Q3 FY17 $19 $23 $32 $39 $46 FY12 FY13 FY14 FY15 FY16 $22 $29 $40 $48 $60 FY12 FY13 FY14 FY15 FY16

Preliminary Q3 FY2017 results The preliminary financial information above is unaudited and may vary from our actual financial results for the thirteen weeks ended December 24, 2016. The preliminary financial information above reflects estimates based only on preliminary information available to us as of the date of this presentation, has not been subject to our normal quarterly closing procedures and adjustments, which may be material, and is not a comprehensive statement of our financial results for the thirteen weeks ended December 24, 2016. Accordingly, you should not place undue reliance on these preliminary estimates. The preliminary financial information should not be viewed as a substitute for full interim financial statements prepared in accordance with GAAP. Preliminary net sales increased 3% to approximately $199 million. Opened 7 new stores. Preliminary total same store sales increased approximately 0.2%, with e-commerce sales outperforming stores. This compares with previous third quarter guidance of slightly positive consolidated same store sales. Preliminary adjusted net income per diluted share of approximately $0.39, compared to previous guidance of $0.38 to $0.43. Average inventory per store was lower than prior year by approximately 3%. December 24, 2016 cash and cash equivalents totaled $31 million and borrowings on the $125 million line of credit were reduced to $23 million.

APPENDIX OUR STORY STRATEGIC INITIATIVES DRIVE SAME STORE SALES GROWTH BUILD OUT PRIVATE BRAND PORTFOLIO EXPAND OUR STORE BASE 2 3 4 AGENDA CONTINUE OMNI-CHANNEL LEADERSHIP 1

Omni-channel leadership DUAL BRAND STRATEGY 1 E-commerce sales for the year ended March 26, 2016, which does not include Sheplers e-commerce revenue for the first three months of the fiscal year, prior to the acquisition. 2E-commerce sales for the trailing twelve months ended December 24, 2016. 1 E-commerce sales ($M) 1 83 E-commerce as % of total sales 2 4% 18%

Common platform will create scale economies 1 Other Targeted / Curated Sites Owned Sites Affiliated Potential Future Sites

Margin expansion opportunity 1 Investing in e-commerce automation Owning more of long tail demand

APPENDIX OUR STORY STRATEGIC INITIATIVES CONTINUE OMNI-CHANNEL LEADERSHIP BUILD OUT PRIVATE BRAND PORTFOLIO EXPAND OUR STORE BASE 1 3 4 AGENDA DRIVE SAME STORE SALES GROWTH 2

2 DRIVE SAME STORE SALES GROWTH


3.6%
2.3%
0.8%
0.8%
Nov
Jul/Aug[1]
Sept
Oct
Dec
-5.2%
• Election distraction
• Markedly warmer weather in Boot Barn markets
1.0%
7.4%
7.7%
13.8%
16.2%
14.2%
14.1%
18.1%
19.6%
16.9%
17.8%
14.3%
10.7%
7.5%
8.2%
7.1%
3.8%
8.9%
7.7%
7.3%
7.2%
7.0%
5.6%
0.1%
-2.0%
-1.2%
0.4%
1.8%
0.2%
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Q3 '15
Q4 '15
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Q3 '17

[1] Note: Cheyenne Frontier Days moved from July to August in Fiscal 2017.

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DRIVE SSs Growth: Merchandising Initiatives Broadening our assortment Expanding performance work boots Introducing new festival wear 2 Targeting specific customer groups

DRIVE SSs Growth: WHIP 2 In-store touch screen devices One kiosk Plus handhelds Access to millions of items from: E-commerce DC Vendor DCs for drop ship Free two-day shipping on boots Combines in-store service with on-line assortment 2% of store sales during first 4 weeks of December WHIP: We Have It Promise

DRIVE SSs Growth: WHIP HOLIDAY Commercial 2

DRIVE SSS Growth: growing commercial accounts B2B relationships Contractors Municipalities Events Separate dedicated organization Commercial Accounts specialists in select stores Expanded work assortment in key markets 2

Drive SSS Growth: remodels and relocations 2 Historical Boot Barn Stores

Drive SSS Growth: remodels and relocations 2

Drive SSS Growth: remodels and relocations 2

Drive SSS Growth: remodels and relocations 2

Drive SSS Growth: remodels and relocations 2

Drive SSS Growth: remodels and relocations 2

Drive SSS Growth: remodels and relocations 2

APPENDIX OUR STORY STRATEGIC INITIATIVES CONTINUE OMNI-CHANNEL LEADERSHIP DRIVE SAME STORE SALES GROWTH EXPAND OUR STORE BASE 1 2 4 AGENDA BUILD OUT PRIVATE BRAND PORTFOLIO 3

Highly successful private brands 3 historical Private Brand sales growth 1 1 Represents total Company private brand sales, including stores and bootbarn.com, in Fiscal 2012 and Fiscal 2016. Opportunities for continued growth (more brands and brand extensions) Introduced private brands to sheplers.com in Q3 FY ‘17 private brand sales estimated to be 10% of total sales (with the inclusion of Sheplers) Private brand penetration growth target of 2% a year Margin enhancement (900 - 1,000 bps) Private Brand growth plan 2 2 Represents total company private brand penetration, including all stores and all e-commerce channels. (in millions) 2 $5 $59 FY2012 FY2016 CAGR: 85%

COMPREHENSIVE ASSORTMENT OF BRANDS AND STYLES = Private brands Western Work / Other TOP 5 brands 2 1 3 4 5 3 1 1 1 1 Note: Top three third-party brands represent ~40% of total sales as of March 26, 2016. 2 Note: Boot Barn private brands are number four and five of our top brands as of March 26, 2016. 2 2

APPENDIX OUR STORY STRATEGIC INITIATIVES CONTINUE OMNI-CHANNEL LEADERSHIP DRIVE SAME STORE SALES GROWTH BUILD OUT PRIVATE BRAND PORTFOLIO 1 2 3 AGENDA EXPAND OUR STORE BASE 4

Building national store presence 4 FY12 86 stores 8 states Current 219 stores 31 states

Opportunity to double store count 4 Historical and Future Potential Store Base 10% annual growth ~500 Compelling new store economics GOALS Store Size (sq. ft.) 10,000 Year 1 Net Sales $1.7mm Net Cash Investment1 $0.8mm Cash on Cash Return (Yr. 1) ~30% Payback Period ~3 Years Time between LOI & Opening 6 months New stores opened since FY12 69 86 117 152 169 208 219

Genuine lifestyle retail brand Clear national leader in a large and fragmented market niche Significant new store growth opportunity Great omni-channel brand plus leading pure play e-commerce brand Proven ability to drive same store sales growth Strong portfolio of exclusive private brands Loyal customer base Experienced management team and passionate organization conclusion

OUR STORY STRATEGIC INITIATIVES CONTINUE OMNI-CHANNEL LEADERSHIP DRIVE SAME STORE SALES GROWTH BUILD OUT PRIVATE BRAND PORTFOLIO EXPAND OUR STORE BASE 1 2 3 4 APPENDIX AGENDA

ADJUSTED EBITDA RECONCILIATION

	Fiscal Year Ended				Successor	Predecessor
(in thousands)	March 26, 2016	March 28, 2015	March 29, 2014	March 30, 2013	Dec. 12, 2011 to Mar. 31, 2012	Apr. 3, 2011 to Dec. 11, 2011
EBITDA Reconciliation:						
Net income	$ 9,868	$ 13,730	$ 5,660	$ 680	$ (4,601)	$ (660)
Income tax expense	7,443	8,466	3,321	826	(1,047)	(135)
Interest expense, net	12,923	13,291	11,594	7,415	1,442	3,684
Depreciation and intangible asset amortization	14,016	9,207	8,129	5,588	1,095	1,218
EBITDA	44,250	44,694	28,704	14,509	(3,111)	4,107
Non-cash stock-based compensation (a)	2,881	2,048	1,291	787	99	-
Non-cash accrual for future award redemptions (b)	4	(49)	591	219	384	470
Recapitalization expenses (c)	-	-	-	-	3,027	7,336
Acquisition-related expenses (d)	891	-	671	1,138	-	-
Acquisition-related integration costs (e)	10,338	-	6,167	2,061	-	-
Amortization of inventory fair value adjustment (f)	(500)	-	867	9,199	9,369	-
Loss on disposal of assets and contract termination costs (g)	1,373	134	1,980	322	17	4
Secondary offering costs (h)	317	541	-	-	-	-
Other due diligence expenses (i)	-	864	-	698	-	-
Adjusted EBITDA	$ 59,554	$ 48,232	$ 40,271	$ 28,933	$ 9,785	$ 11,917

(a) Represents non-cash compensation expenses related to stock options, restricted stock awards and restricted stock units granted to certain of our employees and directors.
(b) Represents the non-cash accrual for future award redemptions in connection with our customer loyalty program.
(c) Represents non-capitalized costs associated with the recapitalization with Freeman Spogli & Co. on December 12, 2011.
(d) Includes direct costs and fees related to the acquisitions of RCC, Baskins and Sheplers, which we acquired in August 2012, May 2013 and June 2015, respectively.
(e) Represents certain store integration, remerchandising, inventory obsolescence and corporate consolidation costs incurred in connection with the integration of RCC, Baskins and Sheplers, which we acquired in August 2012, May 2013 and June 2015, respectively. Fiscal 2016 includes an adjustment to normalize the gross margin impact of sales of discontinued inventory from Sheplers, which was sold at a discount or written off. The adjustment assumes such inventory was sold at Sheplers' normalized margin rate.
(f) Represents the amortization of purchase-accounting adjustments that adjusted the value of inventory acquired to its fair value.
(g) Represents loss on disposal of assets and contract termination costs from store closures and unused office and warehouse space.
(h) Represents professional fees and expenses incurred in connection with a Form S-1 Registration Statement filing in July 2015 and withdrawn in November 2015, and a secondary offering held in February 2015.
(i) Represents professional fees and expenses incurred in connection with a prior due diligence process of Sheplers.

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